SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2003

PROSPERITY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Texas	0-25051	74-2331986
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4295 San Felipe
Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 693-9300

Item 5.    Other Events.

On May 6, 2003, Prosperity Bancshares, Inc. (“Prosperity”) publicly disseminated a press release announcing that it had completed the acquisition of Abrams Centre National Bank located in Dallas, Texas for cash. The purpose of this Current Report on Form 8-K is to file as Exhibit 99.1 a copy of the Company’s press release dated May 6, 2003 announcing such event. The press release is incorporated by reference into this Item 5 and the foregoing description of the press release is qualified in its entirety by reference to this exhibit.

Item 7.    Financial Statements and Exhibit.

Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

99.1 — Press Release dated May 6, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROSPERITY BANCSHARES, INC.

Dated: May 6, 2003	By:	/s/ JAMES D. ROLLINS III
James D. Rollins III Senior Vice President

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated May 6, 2003.

2